Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two
Director Outlook Series II/IIR
[The contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the product was sold. These marketing names include: The Director Outlook Series II/IIR, First Horizon Director Outlook Series I/IR, The BB&T Director Outlook Series II/IIR, AmSouth Variable Annuity Outlook Series II/IIR, Director Select Outlook Series II/IIR, Huntington Director Outlook Series II/IIR, Classic Director Outlook Series II/IIR, Director Preferred Outlook Series II/IIR and Wells Fargo Director Outlook Series II/IIR.]
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
Director Outlook Series II/IIR
[The contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the product was sold. These marketing names include: The Director Outlook Series II/IIR, Director Select Outlook Series II/IIR, Director Preferred Outlook Series II/IIR and Wells Fargo Director Outlook Series II/IIR.]
Prospectus and annual product notice supplement dated May 1, 2026
The following supplements and amends the prospectus and annual product notice for the above-mentioned Contracts. Please read this supplement carefully and retrain it for future reference. Special terms not defined in this supplement have the same meanings as in the prospectus or annual product notice.
NOTICE OF FUND SUBSTITUTION
We have applied for and received an order from the U.S. Securities and Exchange Commission approving the substitution of certain underlying mutual funds under the Contracts (the “Substitution”). At the close of business on September 4, 2026 (the “Substitution Date”), shares of each “Existing Fund” will be substituted with shares of the corresponding “Replacement Fund,” as set forth in the table below.

Existing Fund	Replacement Fund
Allspring VT Small Cap Growth Fund - Class 1	Putnam VT Small Cap Growth Fund - Class IA
Allspring VT Small Cap Growth Fund - Class 2	Putnam VT Small Cap Growth Fund - Class IB
Invesco V.I. Government Money Market Fund - Series II	Putnam VT Government Money Market Fund - Class IB
Invesco V.I. Government Securities Fund - Series II	Franklin U.S. Government Securities VIP Fund - Class 2
Each Existing Fund will be closed to new investment (i.e., allocations of new premium payments and transfers) under the Contract after September 4, 2026. Each Replacement Fund will be available for new investment (i.e., allocations of new premium payments and transfers) under the Contract on or about September 8, 2026. Please see Appendix A.1 to review a list of investment options by product.
Information regarding each Replacement Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A in your prospectus or updating summary prospectus. Each Replacement Fund has also issued a prospectus that contains more detailed information about the Fund. Prospectuses for the Replacement Funds may be obtained free of charge by visiting the website listed in Appendix A of your prospectus or updating summary prospectus or by contacting us as instructed below.
On the Substitution Date, any Contact Value allocated to the Sub-Account investing in an Existing Fund (an “Existing Fund Sub-Account”) will be automatically transferred to the Sub-Account investing in the corresponding Replacement Fund (a “Replacement Fund Sub-Account”).
The Substitution will be effected at the relative net asset values of the Existing Funds’ and the Replacement Funds’ shares. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. Contract Values will be automatically transferred without charge and without being subject to any limitations on transfers. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and our obligations under your Contract will not be altered in any way.
For any optional benefit subject to investment restrictions, on the Substitution Date, the investment restrictions will be updated such that any eligible Existing Fund Sub-Account will be replaced by the corresponding Replacement Fund Sub-Account as an eligible investment option. See Appendix A of your prospectus or summary prospectus. The Substitution will not cause your optional benefit, if any, to be in violation of any applicable investment restrictions.

Please note the following important information about your free transfer rights:
•From the date of this Supplement through the Substitution Date, you may make a free transfer of Contract Value from any Existing Fund Sub-Account to any other Sub-Account available under your Contract. For 30 days after the Substitution Date, you may make a free transfer of Contract Value from any Replacement Fund Sub-Account to any other Sub-Account available under your Contract. Any such transfer will be free of charge and will not count against any restrictions or limits on the number of transfers that may be performed under your Contract, except that market timing policies and procedures and optional benefit investment restrictions will apply.
•If you own an optional benefit subject to investment restrictions: You are not permitted to transfer Contract Value to any ineligible investment options. Your optional benefit will be automatically terminated, in accordance with its terms, if you violate the applicable investment restrictions, including as a result of a pre- or post-Substitution transfer.
•Except as described above, we will not otherwise exercise any rights reserved by us under the Contract to impose additional restrictions on transfers from the date of this Supplement until at least 30 days after the Substitution Date.
Additional Information Related to the Substitution:
•Unless you provide us with new instructions in good order, on the Substitution Date:
◦Your standing instructions for future premium payments or withdrawals will be automatically updated to replace any Existing Fund Sub-Account with the corresponding Replacement Fund Sub-Account.
◦If you are participating in any automatic transfer, rebalancing, or withdrawal program, your program instructions will be automatically updated to replace any Existing Fund Sub-Account with the corresponding Replacement Fund Sub-Account and your participation in such program will continue without interruption.
•For any asset allocation models under the Contract, any Existing Fund Sub-Account that comprises a model will be replaced by the corresponding Replacement Fund Sub-Account. If you are participating in any such model, your participation will continue without interruption.
You may submit transfer requests, request copies of the Replacement Funds’ prospectuses, or provide updated instructions by mailing Talcott Resolution at PO Box 14293, Lexington, KY 40512-4293; calling 1-800-862-6668; or e-mailing asccontactus@talcottresolution.com.
If you have any questions regarding the Substitution, please call us at 1-800-862-6668.

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